Magnite, Inc 8-K

Exhibit 99.1

Magnite Closes SpotX Acquisition

Creates Largest Independent CTV & Video Ad Platform;
Clients Include A+E Networks, AMC Networks, Crackle, Discovery, FOX, fuboTV, LG, Roku, Samsung, Sling TV, Vizio

LOS ANGELES--(GLOBE NEWSWIRE)—April 30, 2021-- Magnite (Nasdaq: MGNI) today closed its previously-announced acquisition of SpotX from RTL Group, creating the largest independent CTV and video advertising platform, and reinforcing the company’s capabilities as linear TV budgets increasingly shift to digital.

Buyers and sellers have long wanted a scaled, independent alternative to the giants that currently dominate the CTV marketplace. The combination of Magnite and SpotX makes this a reality, and better positions the company to help its clients grow their businesses across CTV and all other formats including video, display, and audio.

“Scale and reaching the largest possible audience is the name of the game when attracting the demand our CTV and video clients need,” said Michael Barrett, President & CEO of Magnite. “Acquiring SpotX positions us to become the world’s largest, independent source of highly-coveted CTV and video inventory. Two-thirds of our revenue is now concentrated in the fastest-growing segments of the market, and as linear TV dollars move to CTV, the greatest opportunity is still ahead of us.”

“We’re thrilled to become a part of the Magnite family. CTV viewership and the ecosystem around it continues to evolve with new streaming services popping up every day and advertisers hoping to connect with those audiences,” said Mike Shehan, Co-Founder and CEO at SpotX. “SpotX's CTV business has experienced significant growth over the past year, and we believe our performance will only accelerate through this combination of resources by delivering even more value to our clients.”

Today Magnite has the financial resources, technical capabilities, and teams to accelerate R&D and deliver products and services that make it easier for programmers, broadcasters, platforms and device manufacturers to monetize their inventory. The combined company’s clients now include A+E Networks, AMC Networks, Crackle, Discovery, FOX, fuboTV, LG, Roku, Samsung, Sling TV and Vizio.

Acquisition Gets Broad Industry Support

“The unification of SpotX and Magnite will create a comprehensive advertising technology stack for both publishers and TV programmers,” said Louqman Parampath, Vice President of Product Management at Roku. “As TV ad dollars continue to shift from traditional TV into streaming, the combined capabilities of Magnite will enable Roku, publishers, and ad buyers to better meet their programmatic advertising goals. An independent, scaled solution is also good for the health of the overall ad ecosystem.”

“The combination of Magnite and SpotX unites two of the best technologies and teams in CTV,” said Jill Steinhauser, Senior Vice President, Ad Sales Revenue and Planning at Discovery. “As CTV is poised to experience rapid growth for the foreseeable future, we’re thrilled to continue our relationship with Magnite with its expanded CTV capabilities and set ourselves up for huge success in this arena.”

“As advertisers continue to invest in multi-platform viewing environments, it remains paramount that we leverage programmatic to activate campaigns to simplify buys across the FOX portfolio,” said Dan Callahan, Senior Vice President of Data Strategy and Sales Innovation for FOX. “We look forward to our continuing collaboration with Magnite as it expands its CTV and OTT capabilities and scale with the acquisition of SpotX.”

“As advertising and media continue to move towards digital and data-driven programmatic, transparency and quality inventory are top priorities for us," said Scott Keslar, Purchasing Senior Manager of Global Programmatic at The Procter & Gamble Company. "Magnite understands and delivers on these fronts. We see the addition of SpotX to Magnite as a positive development which will enable further scale in the premium video/CTV environment.”

“CTV continues to be the fastest-growing channel globally, and by providing the technology that Magnite brings together makes it that much easier for advertisers to place ads on the largest screen in the room,” said Tim Sims, Chief Revenue Officer at The Trade Desk. “Advertisers increasingly continue to leverage digital media campaigns where they can see the full ecosystem of media buys across the open internet, and it’s important for us to be at the forefront with companies like Magnite.”

Transaction Details

The final purchase price of the transaction consists of $640 million in cash and 12,374,315 shares of Magnite stock, resulting in a total purchase price of approximately $1.14 billion based on yesterday’s closing stock price.

Magnite continues to target in excess of $35 million in run-rate operating cost synergies, with more than half of the synergies realized within the first year of combined operations.

Magnite will discuss additional details about the transaction and Q1 2021 results of both entities on its Q1 2021 earnings conference call on Monday, May 10th.

To learn more about the combined company’s strategy, please see CEO Michael Barrett’s blog post.

Forward-Looking Statements

This press release may include forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “anticipate,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the acquisition of SpotX and/or the anticipated benefits thereof; potential impacts of the COVID-19 pandemic on our business operations, financial condition, and results of operations and on the world economy; our anticipated financial results; strategic objectives, including our focus on connected television (“CTV”), mobile, video, header bidding, Demand Manager, identity solutions and private marketplace opportunities; investments in our business; development of our technology; the elimination of third-party cookies and the shift to a publisher focused identity regime; industry growth rates for ad-supported CTV and the shift in video consumption from linear TV to CTV; introduction of new offerings; the impact of our traffic shaping technology on our business; scope and duration of client relationships; the fees we may charge in the future; business mix and expansion of our CTV, mobile, video and private marketplace offerings; sales growth; client utilization of our offerings; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; certain statements regarding future operational performance measures including ad requests, fill rate, paid impressions, average CPM, take rate, and advertising spend; benefits from supply path optimization; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: risks inherent in the achievement of anticipated synergies and the timing thereof; our ability to successfully integrate the SpotX business, and realize the anticipated benefits of the acquisition; the severity, magnitude, and duration of the COVID-19 pandemic, including impacts of the pandemic and of responses to the pandemic by governments, business and individuals on our operations, personnel, buyers, sellers, and on the global economy and the advertising marketplace; our ability to grow and to manage our growth effectively; our ability to develop innovative new technologies and remain a market leader; our ability to attract and retain buyers and sellers of digital advertising inventory, or publishers, and increase our business with them; our vulnerability to loss of, or reduction in spending by, buyers; our reliance on large sources of advertising demand, including demand side platforms (“DSPs”) that may have or develop high-risk credit profiles or fail to pay invoices when due, including as a result of general liquidity constraints experienced by buyers from the COVID-19 pandemic, which has caused certain buyers to delay payments or seek revised payment terms; our ability to maintain and grow a supply of advertising inventory from sellers and to fill the increased inventory; the effect on the advertising market and our business from difficult economic conditions or uncertainty; the freedom of buyers and sellers to direct their spending and inventory to competing sources of inventory and demand; the ability of buyers and sellers to establish direct relationships and integrations; our ability to cause buyers and sellers to use our solution to purchase and sell higher value advertising and to expand the use of our solution by buyers and sellers utilizing evolving digital media platforms, including CTV; our reliance on large aggregators of advertising inventory, and the concentration of CTV among a small number of large publishers that enjoy significant negotiating leverage; our ability to introduce new offerings and bring them to market in a timely manner, and otherwise adapt in response to client demands and industry trends, including shifts in linear TV to CTV, digital advertising growth from desktop to mobile channels and other platforms and from display to video formats and the introduction and market acceptance of Demand Manager; uncertainty of our estimates and expectations associated with new offerings, the possibility of lower take rates and the need to grow through increasing the volume and/or value of transactions on our platform and increasing our fill rate; our vulnerability to the depletion of our cash resources as a result of the adverse impacts of the COVID-19 pandemic, or as we incur additional investments in technology required to support the increased volume of transactions on our exchange and to develop new offerings; our ability to support our growth objectives in light of reduced resources resulting from the cost reduction initiatives that we implemented; our ability to raise additional capital if needed; our limited operating history and history of losses; our ability to continue to expand into new geographic markets and grow our market share in existing markets; our ability to adapt effectively to shifts in digital advertising; increased prevalence of ad-blocking or cookie-blocking technologies and the slow adoption of common identifiers; the development and use of proprietary identity solutions as a replacement for third party cookies and other identifiers currently used in our platform; the slowing growth rate of desktop display advertising; the growing percentage of online and mobile advertising spending captured by owned and operated sites (such as Facebook, Google and Amazon); the adoption of programmatic advertising by CTV publishers; the effects, including loss of market share, of increased competition in our market and increasing concentration of advertising spending in a small number of very large competitors; the effects of consolidation in the ad tech industry; acts of competitors and other third parties that can adversely affect our business; our ability to differentiate our offerings and compete effectively to combat commodification and disintermediation; the effects of buyer transparency initiatives we may undertake; requests for discounts, fee concessions or revisions, rebates, refunds, favorable payment terms; our ability to ensure a high level of brand safety for our clients and to detect “bot” traffic and other fraudulent or malicious activity; the effects of seasonal trends on our results of operations; costs associated with defending intellectual property infringement and other claims; our ability to attract and retain qualified employees and key personnel; political uncertainty and the ability of the company to attract political advertising spend; our ability to identify future acquisitions of or investments in complementary companies or technologies and our ability to consummate the acquisitions and integrate such companies or technologies; and our ability to comply with, and the effect on our business of, evolving legal standards and regulations, particularly concerning data protection and consumer privacy and evolving labor standards.

We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this document with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

About Magnite

We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising platform. Publishers use our technology to monetize their content across all screens and formats—including desktop, mobile, audio and CTV. And the world's leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in sunny Los Angeles, bustling New York City, historic London, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM and APAC.

Investor Relations

Nick Kormeluk

949-500-0003

nkormeluk@magnite.com

Media Relations

Charlstie Veith

516-300-3569

cveith@magnite.com